Report of Independent
 Registered Public
 Accounting Firm


The Board of Trustees
and Shareholders
AARP Funds
In planning and performing
 our audits of the financial
 statements of AARP
Conservative Fund AARP
Moderate Fund AARP
Aggressive Fund AARP
 Income Fund and AARP
Money Market Fund
each a series
of AARP Funds as of
and for the year ended
 June 30 2008 in accordance
 with the standards of
the Public
Company Accounting
Oversight Board United
States we considered
its internal control
over financial
reporting including
control over safeguarding
 securities as a basis
 for designing our
 auditing procedures for
the purpose of expressing
 our opinion on the
financial statements
and to comply with the
requirements of
Form NSAR but not
for the purpose of
 expressing an opinion
 on the effectiveness
of AARP Funds internal
control over financial
 reporting Accordingly
 we express no such opinion

The management of AARP
 Funds is responsible
 for establishing and
maintaining effective
 internal control
over financial reporting
 In fulfilling this
responsibility estimates
 and judgments by management
 are
required to assess the
expected benefits and
 related costs of controls
 A companys internal control
 over
financial reporting is a
 process designed to provide
 reasonable assurance
 regarding the reliability of
financial reporting and the
preparation of financial
statements for external
 purposes in accordance with
generally accepted accounting
 principles A companys
internal control over
financial reporting includes
those policies and procedures
that 1 pertain to the
maintenance of records
 that in reasonable detail
accurately and fairly
reflect the transactions
 and dispositions of the
 assets of the company 2
 provide
reasonable assurance that
 the transactions are
recorded as necessary
to permit preparation of
 financial
statements in accordance
with generally accepted
accounting principles and
that receipts and expenditures
of the company are being
made only in accordance
 with authorization of
management and directors
of the
company and 3 provide
 reasonable assurance
regarding prevention or
 timely detection of
unauthorized
acquisition use or
 disposition of the
 companys assets that
 could have a material
 effect on the financial
statements

Because of its inherent
 limitations internal
 control over financial
 reporting may not prevent
or detect
misstatements Also projections
 of any evaluation of
effectiveness to future
 periods are subject to
 the risk
that controls may become
inadequate because of
changes in conditions
or that the degree of
compliance
with the policies or
procedures may deteriorate

A deficiency in internal
 control over financial
reporting exists when the
 design or operation of a
control
does not allow management
 or employees in the normal
course of performing their
 assigned functions to
prevent or detect
misstatements on a timely
 basis A material weakness
 is a deficiency or combination
of
deficiencies in internal
 control over financial
reporting such that there
 is a reasonable possibility
that a
material misstatement of
 the AARP Funds annual or
 interim financial
statements will not be p
revented or
detected on a timely basis

Our consideration of AARP
 Funds internal control
over financial reporting
 was for the limited purpose
described in the first
paragraph and would not
 necessarily disclose
 all deficiencies in
internal control that
might be material
 weaknesses under
standards established
 by the Public Company
Accounting Oversight
Board United States
However we noted no
deficiencies in AARP
 Funds internal
control over financial
reporting and its
operation including
 controls over
safeguarding securities
 that we consider to
be a material
weakness as defined
 above as of June 30 2008

This report is intended
 solely for the
information and use
of management and
 the Board of Trustees
of
AARP Funds and the
Securities and Exchange
 Commission and is not
 intended to be and
should not be
used by anyone other
than these specified parties
 KPMG LLP
Boston Massachusetts
August 20 2008